UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 30, 2012

Loral Space & Communications Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-14180	87-0748324
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Third Avenue, New York, New York		10016
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(212) 697-1105

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On October 30, 2012, Loral Space & Communications Inc. (the "Company" or "Loral") and Space Systems/Loral, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("SS/L"), entered into an Amendment (the "Amendment") to that certain Purchase Agreement, dated June 26, 2012 (the "Purchase Agreement"), with MacDonald, Dettwiler and Associates Ltd., a Canadian corporation ("MDA"), and MDA Communications Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of MDA ("MDA Holdings"). The Amendment revised certain of the closing mechanics and closing conditions under the Purchase Agreement relating to the disposition of SS/L and provided that the parties would close the transactions contemplated under the Purchase Agreement on November 2, 2012.

In addition, as further described below, on November 2, 2012, Loral and MDA entered into the Land Note (as defined below in Item 8.01).

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the closing of the Sale, SS/L terminated that certain Amended and Restated Credit Agreement (the "SS/L Credit Agreement"), dated as of December 20, 2010, as amended, among SS/L, the several banks and other financial institutions or entities from time to time party thereto, Credit Suisse Securities (USA) LLC, as documentation agent, ING Bank N.V., as syndication agent, J.P. Morgan Securities LLC and Credit Suisse Securities (USA) LLC, as joint lead arrangers and joint bookrunners, and JPMorgan Chase Bank, N.A., as administrative agent. A description of the material terms of the SS/L Credit Agreement is set forth in Item 1.01 of the Company’s Current Report on Form 8-K filed on December 20, 2010, the text of which is incorporated herein by reference.

Item 8.01 Other Events.

On November 2, 2012, the Company completed the sale of SS/L to MDA Holdings and the sale of Land LLC (as defined below) to MDA pursuant to the Purchase Agreement as amended by the Amendment (the "Sale"). Pursuant to the Purchase Agreement, in a series of transactions described below, Loral received total cash payments of $967.9 million plus a three-year promissory note in the principal amount of $101 million for the purchase of certain real estate used in connection with SS/L’s business.

The transactions occurred as follows. Prior to the Sale, SS/L (i) was converted into a limited liability company, (ii) transferred the real estate owned by it to a newly formed limited liability company ("Land LLC"), (iii) distributed the equity interests in Land LLC to the Company, and (iv) through the issuance of promissory notes to the Company in an aggregate principal amount equal to $193.9 million (the "Closing Notes"), paid a dividend to Loral, repaid intercompany balances due Loral and paid Loral the per diem payments provided for in the Purchase Agreement.

At closing of the Sale, Loral received (i) $774 million from MDA Holdings for the purchase of the equity interests in SS/L and (ii) a promissory note, dated November 2, 2012, issued by MDA for $101 million (the "Land Note") for the purchase of the equity interests in Land LLC. Immediately following the Sale, SS/L repaid the Closing Notes for an aggregate cash amount equal to $193.9 million.

The Land Note bears interest at the rate of 1% per annum and amortizes in three equal annual installments on each March 31, commencing March 31, 2013. The Land Note is backed by a letter of guarantee from Royal Bank of Canada.

A copy of the Purchase Agreement was filed as Exhibit 10.1, to the Company’s Current Report on Form 8-K filed on June 28, 2012 and is incorporated by reference herein. A copy of the Amendment and the Land Note are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and each is incorporated by reference herein. The description of the Purchase Agreement, the Amendment and the Land Note include in this Form 8-K are summaries only and qualified in their entirety by reference to the complete text of such agreements and the information set forth in Item 1.01 of the Company’s Current Report on Form 8-K filed on June 28, 2012, the text of which is incorporated herein by reference. The description of the Purchase Agreement and the Amendment and the copies of the Purchase Agreement and the Amendment filed as an exhibits to the Form 8-K filed on June 28, 2012 and this Form 8-K, respectively, are intended to provide information regarding the terms of the Purchase Agreement and the Amendment and are not intended to modify or supplement any factual disclosures about the Company or its subsidiaries in its public reports filed with the U.S. Securities and Exchange Commission. In particular, the Purchase Agreement and the Amendment and related summaries are not intended to be, and should not be relied upon as, disclosures regarding any facts or circumstances relating to the Company or any subsidiary thereof. The representations, warranties, covenants, agreements and other terms and conditions set forth in the Purchase Agreement and the Amendment have been made solely for the benefit of the parties to thereto and (i) may be intended not as statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate, (ii) have been qualified by reference to certain information that is neither reflected in the text of the Purchase Agreement nor and the Amendment, and (iii) may apply standards of materiality in a way that is different from what may be viewed as material by investors in the Company, and, therefore, should not be relied upon by any person that is not a party to the Purchase Agreement and the Amendment.

Item 9.01 Financial Statements and Exhibits.

10.1 Amendment No. 1 to the Purchase Agreement, dated as of October 30, 2012, by and among Loral Space & Communications Inc., Space Systems/Loral, Inc., MacDonald, Dettwiler and Associates Ltd. and MDA Communications Holdings, Inc.

10.2 Promissory Note, dated as of November 2, 2012, by and between MacDonald, Dettwiler and Associates Ltd., as maker, and Loral Space & Communications Inc., as payee

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loral Space & Communications Inc.

November 5, 2012	By:	Avi Katz

Name: Avi Katz
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Amendment No. 1 to the Purchase Agreement, dated as of October 30, 2012, by and among Loral Space & Communications Inc., Space Systems/Loral, Inc., MacDonald, Dettwiler and Associates Ltd. and MDA Communications Holdings, Inc.
10.2	Promissory Note, dated as of November 2, 2012, by and between MacDonald, Dettwiler and Associates Ltd., as maker, and Loral Space & Communications Inc., as payee